EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS



As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 8-K/A, into IMC Global Inc.'s previously filed Registration Statement No. 333-00439.



                                                            Arthur Andersen LLP



Chicago, Illinois
April 17, 1996